Supplement Dated January 2, 2013
To The Prospectus Dated April 30, 2012

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

In the section “Management Fee,” please delete the row for the JNL/Mellon Capital Management S&P 500 Index Fund in its entirety and replace it with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Capital S&P 500 Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.28% .24% .23%

This supplement is dated January 2, 2013.

Supplement Dated January 2, 2013
To The Statement of Additional Information
Dated April 30, 2012

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 79, in the section “Trustee Compensation” please delete the first paragraph in its entirety and replace it with the following:

The Trustee who is an “interested person” receives no compensation from the Trust.  Effective January 1, 2013, each disinterested Trustee is paid by the Funds an annual retainer of $140,000, as well as a fee of $10,000 for each meeting of the Board attended.  The Chairman of the Board of Trustees receives an additional annual retainer of $45,000.  The Chair of the Audit Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting.  The Chair of the Governance Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Governance Committee will receive $2,500 for each in-person or telephonic Governance Committee meeting.  If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

On page 183, please delete the rows for JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital Bond Index Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, and JNL/S&P Managed Aggressive Growth Fund, in its entirety and add the following rows in its place:

FUND	ASSETS	FEES
JNL/Mellon Capital S&P 500 Index Fund	First $750 million Over $750 million	0.03% 0.015%
JNL/Mellon Capital S&P 400 MidCap Index Fund	First $750 million Over $750 million	0.03% 0.015%
JNL/Mellon Capital Small Cap Index Fund	First $750 million Over $750 million	0.03% 0.015%
JNL/Mellon Capital International Index Fund	First $750 million Over $750 million	0.03% 0.015%
JNL/Mellon Capital Bond Index Fund	First $750 million Over $750 million	0.03% 0.015%
JNL/S&P Managed Growth Fund1	$0 to $8 billion Over $8 billion	.02% .01%
JNL/S&P Managed Conservative Fund1	$0 to $8 billion Over $8 billion	.02% .01%
JNL/S&P Managed Moderate Growth Fund1	$0 to $8 billion Over $8 billion	.02% .01%
JNL/S&P Managed Moderate Fund1	$0 to $8 billion Over $8 billion	.02% .01%
JNL/S&P Managed Aggressive Growth Fund1	$0 to $8 billion Over $8 billion	.02% .01%

1 Assets for these Funds are aggregated in calculating the SPIAS sub-advisory fee.  Please note that from December 1, 2011 through December 31, 2013, the sub-advisory fee will be as follows:

ASSETS	FEES
All Assets	.02%

This Supplement is dated January 2, 2013.

(To be used with V3180 04/12 and V3180PROXY 04/12.)

CMX10365 01/13